UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 17, 2006

Cadence Financial Corporation

(Exact name of registrant as specified in its charter)

Mississippi	1-5773	64-0684755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NBC Plaza

301 East Main Street

Starkville, MS 39759

(Address of Principal Executive Offices and Zip Code)

(662) 343-1341

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 17, 2006, Cadence Financial Corporation, a Mississippi Corporation (the “Company”), completed the acquisition of SunCoast Bancorp, Inc. and its subsidiary bank, SunCoast Bank. The acquisition was valued at approximately $35.5 million, of which 45% was paid in cash and 55% was paid in shares of the Company’s common stock.

Pursuant to the Agreement and Plan of Merger by and between the Company and SunCoast Bancorp, Inc., dated March 16, 2006 (the “Agreement and Plan of Merger”), each SunCoast shareholder is entitled to receive either $20.50 in cash or an amount of shares of Company common stock equal to $20.50 divided by the average closing market price of the Company’s common stock for the full ten trading days preceding August 17, 2006, subject to the limitation that 45% of the consideration be in the form of cash and 55% in the form of Company common stock. Accordingly and subject to the before mentioned limitation, each SunCoast shareholder is entitled to receive either $20.50 in cash or .9947 shares of Company common stock.

As of June 30, 2006, SunCoast Bancorp, Inc. had consolidated total assets of approximately $140.3 million, consolidated total loans of approximately $123.8, consolidated total deposits of approximately $124.8 million and consolidated shareholder’s equity of approximately $14.8 million. As of August 17, 2006, SunCoast Bank’s three branches, located in Saracota and Bradenton, Florida, are now branches of Cadence Bank, the Company’s subsidiary bank.

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

(d) Effective August 17, 2006, the Company appointed H.R. Foxworthy to fill a vacancy on the Board of Directors of the Company. Mr. Foxworthy’s appointment was a condition to the Agreement and Plan of Merger.

Item 7.01 Regulation FD Disclosure.

On August 17, 2006, the Company issued a press release announcing that it completed the acquisition of SunCoast Bancorp, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be furnished by amendment within 71 calendar days after the date of this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION (Registrant)

Dated: August 18, 2006	By:	/s/ Richard T. Haston
	Name:	Richard T. Haston
	Title:	Executive Vice President; Chief Financial Officer; Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 17, 2006.